Exhibit 10(k)(3)

AMENDMENT NO. 2
TO
ALLTEL CORPORATION COMPREHENSIVE PLAN OF GROUP INSURANCE
(January 1, 2006 Restatement)

WHEREAS, Alltel Corporation (“Alltel”) maintains the Alltel Corporation Comprehensive Plan of Group Insurance, as amended and restated effective January 1, 2006, and as may be subsequently amended (the “Plan”);

WHEREAS, pursuant to resolutions dated October 31, 2006, the Alltel Corporation Board of Directors desires to delegate certain on-going powers and responsibilities with respect to employee welfare plans as defined in Section 3(1) of ERISA to Alltel’s Chief Executive Officer or his delegate;

WHEREAS, the Chief Executive Officer has authorized and directed the Executive Vice President of Human Resources to act on behalf of Alltel with respect to the design, management and administration of the Plan;

NOW THEREFORE, BE IT RESOLVED, that the Executive Vice President of Human Resources amends the Plan in the respects hereinafter set forth:

1.
Effective as of December 31, 2007, the Exclusive Provider Option Plan is terminated to all new Participants and all existing Participants and all such references to the Exclusive Provider Option Plan shall be struck from the Comprehensive Plan of Group Insurance.

                1.01       Purpose.  …This Plan serves as the “umbrella” plan for the following constituent plans:

(a)	~~Alltel Corporation Exclusive Provider Option Plan~~
(b)	Alltel Health Maintenance Organizations Plan;
(c)	Alltel Corporation Preferred Provider Organization Plan;
(d)	Alltel Corporation Prescription Drug Plan;
(e)	Alltel Corporation Dental Care Plan;
(f)	Alltel Corporation Supplemental Life Insurance Plan;
(g)	Alltel Corporation Supplemental AD&D Plan;
(h)	Alltel Corporation Basic Life and AD&D Insurance Plan;
(i)	Alltel Corporation Income Advantage Benefit Plan;
(j)	Alltel Corporation Dependent Care Plan;
(k)	Alltel Corporation Medical Reimbursement Plan;
(l)	Alltel Corporation Vision Care Plan;
(m)	Alltel Corporation Group Accident Plan;
(n)	Special Insurance Plan for Former Allied Telephone Profit Sharing Participants;

(o)	Alltel Indemnity Plan;
(p)	Alltel Prior Insurance Plan; and
(q)	Any other plans included as a constituent plan to the Comprehensive Plan of Group Insurance from time to time

2.12       "Plan" means the Alltel Corporation Comprehensive Plan of Group Insurance, as it may be amended from time to time, which shall serve as the umbrella plan for all of the following constituent plans:  ~~(a) Alltel Corporation Exclusive Provider Option Plan;~~ (b) Alltel Health Maintenance Organizations Plan; (c) Alltel Corporation Preferred Provider Organization Plan; (d) Alltel Corporation Prescription Drug Plan; (e) Alltel Corporation Dental Care Plan; (f) Alltel Corporation Supplemental Life Insurance Plan; (g) Alltel Corporation Supplemental AD&D Plan; (h) Alltel  Corporation Basic Life and AD&D Insurance Plan; (i) Alltel Corporation Income Advantage Benefit Plan; (j) Alltel Corporation Dependent Care Plan; (k) Alltel Corporation Medical Reimbursement Plan; (l) Alltel Corporation Vision Care Plan; (m) Alltel Corporation Group Accident Plan; (n) Special Insurance Plan for Former Allied Telephone Profit Sharing Participants; (o) Alltel Indemnity Plan; (p) Alltel Prior Insurance Plan; and (q) Any other plans included as a constituent plan to the Comprehensive Plan of Group Insurance from time to time.

6.01 (g) Hybrid Entity Designation

The Plan is a "hybrid entity," i.e., a single legal entity with both covered and non-covered functions under HIPAA.  Notwithstanding anything herein or in the Constituent Plans to the contrary, the Plan hereby designates the following Constituent Plans as the Plan's "health care components," which components must comply with the requirements of HIPAA:  ~~Alltel Corporation Exclusive Provider Option Plan;~~ Alltel Health Maintenance Organizations Plan; Alltel Corporation Preferred Provider Organization Plan; Alltel Corporation Prescription Drug Plan; Alltel Corporation Dental Care Plan; Alltel Corporation Income Advantage Benefit Plan (to the extent it provides a medical flexible spending account); Alltel Corporation Medical Reimbursement Plan; and Alltel Corporation Vision Care Plan.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be effective as of December 31, 2007.

                        ALLTEL CORPORATION

                        By:  /s/ CJ Duvall Jr.
                       CJ Duvall
                       Executive Vice President of
                       Human Resources